SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	Commission File Number:
February 12, 2004	0-27441

XM SATELLITE RADIO HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	54-1878819
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification Number)

1500 Eckington Place, N.E.

Washington, D.C. 20002

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(202) 380-4000

(Former name or former address, if changed since last report)

Item 12.  Results of Operations and Financial Condition.

                On February 12, 2004, XM Satellite Radio Holdings Inc. issued a press release to announce its financial results for the quarter and fiscal year ended December 31, 2003 and to report certain recent developments.  A copy of the press release is being furnished as exhibit 99.1 to this Form 8-K.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XM SATELLITE RADIO HOLDINGS INC.

Date: February 12, 2004	By:	/s/ Joseph M. Titlebaum
Joseph M. Titlebaum
Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
99.1	Press release, dated February 12, 2004, announcing the financial results for the quarter and fiscal year ended December 31, 2003 and certain recent developments.